Exhibit 10.2

    THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, TO A NON-US PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                  STEVIA CORP.

                           CONVERTIBLE PROMISSORY NOTE

[________________]                                                $[___________]

     Stevia Corp., a Nevada corporation (the "COMPANY"), for value received, promises to pay to the order of [_____________________] (the "HOLDER"), the sum of [___________________] (the "PRINCIPAL"), plus accrued interest, pursuant to the terms and conditions set forth herein.

     The Company and Holder agree as follows:

     1. ISSUANCE OF PRINCIPAL AND CONVERSION.

     1.1 Except as set forth in Section 3 below, the unpaid Principal of this Note and any accrued and unpaid interest shall be due and payable by the Company on [_____________, 20__] ("MATURITY DATE").

     1.2 The unpaid Principal of this Note shall bear interest at the rate of ten percent (10%) per annum, simple interest. Interest on this Note shall be computed on the basis of a three hundred sixty-five (365) day year and actual days elapsed.

     1.3 Prior to the Maturity Date the Holder may elect, at the Holder's discretion, to have all or part of the Principal of this Note and the accrued and unpaid interest thereon converted into a number of shares of common stock of the Company determined by dividing (i) the unpaid Principal of this Note and any accrued and unpaid interest thereon being converted, by (ii) $0.25.

     1.4 The Company hereby waives demand and presentment for payment, notice of nonpayment, protest and notice of protest of this Note.

     1.5 In the event of conversion the Holder will surrender the original of this Note for conversion at the principal office of the Company at the time of such conversion. Holder agrees to execute all necessary documents in connection with the conversion of this Note, including a definitive stock purchase
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agreement.  If upon such  conversion  of this Note a fraction  of a share  would result, then the Company will round up to the nearest whole share.

     2. ISSUANCE OF CONSIDERATION ON CONVERSION. As soon as practicable after receipt of the original Note and related documents for conversion pursuant to
Section 1, but in not event later than five (5) business days therefrom, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder, a certificate or certificates for the number of shares of common stock to which the Holder will be entitled on such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel for the Company), together with any other securities and property, if any, to which the Holder is entitled on such conversion under the terms of this Note.

     3. CHANGE OF CONTROL. In the event (a) of any reorganization of the Company, (b) the Company consolidates with or merges into another entity, (c) the Company sells all or substantially all of its assets to another entity and then distributes the proceeds to its shareholders, or (d) the Company issues or otherwise sells securities representing more than 50% of the voting power of the Company in a single transaction or series of related transactions immediately after giving effect to such transaction or series of related transaction, after the date of this Note, then, and in each such case, this Note shall become immediately due and payable.

     4. REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE HOLDER. The Holder hereby represents, warrants, acknowledges and agrees that:

     4.1 INVESTMENT. The Holder is acquiring this Note and the securities issuable upon conversion of this Note (together, the "SECURITIES") for the Holder's own account, and not directly or indirectly for the account of any other person. The Holder is acquiring the Securities for investment and not with a view to distribution or resale thereof except in compliance with Securities Act of 1933 (the "ACT") and any applicable state law regulating securities.

     4.2 ACCESS TO INFORMATION. The Holder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. The Holder has had access to such financial and other information as is necessary in order for the Holder to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which the Holder has had access.

     4.3 INVESTOR STATUS. The Holder is an "accredited investor" within the meaning of Regulation D of the rules and regulations promulgated under the Act and has such business or financial expertise as to be able to protect the Holder's own interests in connection with the purchase of the Securities, or is a non-"U.S. Person as defined in Regulation S of the Act.

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     4.4 REGULATION S. For purposes of compliance  with the Regulation S, if the
Holder is not a "U.S. Person," as such term is defined in Rule 902(k) of Regulation S,1 the Holder represents and warrants they are a person or entity that is outside the United States, and further represents and warrants as follows:

     (a) The Holder is not acquiring the Securities for the account or benefit of a U.S. Person.

     (b) If the Holder is a legal entity, it has not been formed specifically for the purpose of investing in the Company.

     (c) The Holder hereby represents that he, she or it has satisfied and fully observed the laws of the jurisdiction in which he, she or it is located or domiciled, in connection with the acquisition of the Securities, including (i) the legal requirements of the Holder's jurisdiction for the acquisition of the Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the holding, redemption, sale, or transfer of the Securities; and further, the Holder agrees to continue to comply with such laws as long as he, she or it shall hold the Securities.

     (d) To the knowledge of the Holder, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any "directed selling efforts" in the United States as the term "directed selling efforts" is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the

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1    Regulation S provides in part as follows:

1.   "U.S.  person" means: (i) any natural person resident in the United States;
     (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2. The following are not "U.S. persons": (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

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
United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Securities. To the knowledge of the Holder, the Securities were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     (e) The Holder will offer, sell or otherwise transfer the Securities,  only
(A) pursuant to a registration statement that has been declared effective under the Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Act, or (C) pursuant to another available exemption from the registration requirements of the Act, subject to the Company's right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

     (f) The Holder will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Act.

     (g) The Holder represents and warrants that the undersigned is not a citizen of the United States and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Holder understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Securities under the Act, as amended, and the provisions of relevant state securities laws.

     4.5 SPECULATIVE INVESTMENT. The Holder's investment in the Company represented by the Securities is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within the Holder's risk capital means and is not so great in relation to the Holder's total financial resources as would jeopardize the financial condition of the Holder in the event such investment were lost in whole or in part.

     4.6 UNREGISTERED SECURITIES.

     (a) The Holder must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Act and therefore cannot and will not be sold unless they are subsequently registered under the Act or an exemption from such registration is available. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including, without limitation, any exemption for limited sales in routine brokers' transactions pursuant to Rule 144 under the Act will become available.

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
     (b) Transfer of the Securities has not been registered or qualified under any applicable state law regulating securities and therefore the Securities cannot and will not be sold unless they are subsequently registered or qualified under any such state law or an exemption therefrom is available. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from any such state law is or will become available.

     5. MISCELLANEOUS.

     5.1 WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified only upon the written consent of the Company and the Holder.

     5.2 RESTRICTIONS ON TRANSFER. This Note may only be transferred in compliance with applicable state and federal laws. All rights and obligations of the Company and the Holder will be binding upon and benefit the successors, assigns, heirs, and administrators of the parties.

     5.3 COMPANY REPRESENTATION. The Company represents to the Holder that the Company is a corporation duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges, and in good standing in the State of Nevada and has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted; all corporate action on the part of the Company, its officers, directors, and shareholders necessary for the authorization, execution, delivery, and performance of all obligations under this Note have been taken; this Note constitutes a legally binding and valid obligation of the Company enforceable in accordance with its terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting the rights of creditors generally, and such enforcement may be limited by equitable principles of general applicability.

     5.4 GOVERNING LAW. This Note will be governed by the laws of the State of Nevada applicable to contracts between Nevada residents wholly to be performed in Nevada.



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
     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.

                                 STEVIA CORP.,
                                 a Nevada corporation


                                 By:_____________________________
                                    George Blankenbaker
                                    President

Agreed and Accepted by the Holder:

Investor: _____________________________

By: ___________________________________

Name: _________________________________

Title: ________________________________


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